                        WILMINGTON REAL ESTATE PORTFOLIO
                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES

     SUPPLEMENT DATED SEPTEMBER 4, 2003 TO PROSPECTUS DATED JANUARY 2, 2003

The information in this Supplement updates the corresponding information in the Institutional Shares Prospectus of the Wilmington Real Estate Portfolio of WT Mutual Fund dated January 2, 2003 (the "Prospectus").

APPOINTMENT OF RODNEY SQUARE MANAGEMENT CORPORATION ("RSMC") AS INVESTMENT ADVISER TO THE REAL ESTATE SERIES

In connection with a consolidation of the investment advisory services provided to mutual funds by wholly owned subsidiaries of Wilmington Trust Corporation, Balentine & Company LLC ("Balentine") has resigned as investment adviser to the Real Estate Series (the "Series") and RSMC has signed a new Investment Advisory Agreement, effective September 1, 2003. On August 14, 2003, the Board of Trustees of WT Investment Trust I approved the termination of the Investment Advisory Agreement with Balentine and approved the new Investment Advisory Agreement with RSMC to serve as the new investment adviser to the Series. Other than the substitution of RSMC, there has been no change in the terms of the Investment Advisory Agreement. The advisory personnel (portfolio managers) previously providing services to the Series will continue to manage the Series.

As a result of this change, the Prospectus is hereby amended by deleting all references to "Balentine" and replacing it with "RSMC" under the following sections of the Prospectus titled "Principal Investment Strategy" on page 3, fourth paragraph; "Fees and Expenses" page 6, footnote 2; "Primary Investment Strategies" page 7 , fourth paragraph; and "Investment Adviser" on page 12. The first paragraph under the same section is hereby deleted in its entirety and replaced with the following information regarding RSMC:

      "Rodney Square Management Corporation is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held, financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investment program of the Series in accordance with its investment objective, policies and limitations. For the Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations."

The individuals listed under the heading of "Portfolio Managers" on page 13 of the Prospectus as employed by Balentine will also hold a position with RSMC and shall continue to manage the investment program of the Series.

The reference to Balentine in the box titled "Investment Adviser" under the heading "Service Providers" on page 15 of the Prospectus is hereby deleted and replaced with RSMC.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE